Discontinued operations and assets classified as held for sale	12 Months Ended
Dec. 31, 2023
Discontinued operations and assets classified as held for sale [Abstract]
Discontinued operations and assets classified as held for sale [Text Block]

3Discontinued operations and assets classified as held for sale

Accounting policies
Assets classified as held-for-sale

Non-current assets (or disposal groups) are classified as held-for-sale if their carrying amounts are expected to be recovered through a sale transaction rather than through continuing use. Non-current assets (or disposal groups) classified as held-for-sale are measured at the lower of their carrying amount or the fair value less costs of disposal. Depreciation or amortization of an asset ceases when it is classified as held-for-sale. When non-current assets (or disposal groups) are classified as held-for-sale, comparative balances prior to such date are not represented in the Consolidated balance sheets.

Discontinued operations

A discontinued operation is a component of the company that has either been disposed of or is classified as held-for-sale and represents a separate major line of business or geographical area of operations or is a part of a single coordinated plan to dispose of a separate major line of business or geographical area of operations. Any gain or loss from disposal, together with the results of these operations until the date of disposal, are reported separately as discontinued operations in the Consolidated statements of income.

The financial information of discontinued operations is excluded from the respective captions in the Consolidated financial statements and related notes for all periods presented. Comparatives are re-presented for presentation of discontinued operations in the Consolidated statements of income and Consolidated statements of cash flows.

Accounting estimates and judgments

The determination of the fair value less costs of disposal involves the use of estimates and assumptions that tend to be uncertain. Circumstances to which these adjustments may relate include resolution of uncertainties that arise from the terms of the disposal transaction, such as the resolution of purchase price adjustments and indemnifications, resolution of uncertainties that arise from and are directly related to the operations of the component before its disposal, such as environmental and assurance-type product warranty obligations retained by the company, and the settlement of employee benefit plan obligations provided that the settlement is directly related to the disposal transaction.

In 2023 and 2022 discontinued operations consist of certain costs related to other divestments, which were previously reported as discontinued operations. In 2021 discontinued operations consist primarily of the Domestic Appliances business. The following table summarizes the results of discontinued operations, net of income taxes, reported in the consolidated statements of income.

Philips Group

Discontinued operations, net of income taxes

in millions of EUR

	2021	2022	2023
Domestic Appliances	2,698	3	(2)
Other	13	10	(7)
Discontinued operations, net of income taxes	2,711	13	(10)
Discontinued operations: Domestic Appliances

On March 25, 2021, Philips signed an agreement to sell its Domestic Appliances business to global investment firm Hillhouse Investment. Since the first quarter of 2021, the Domestic Appliances business is presented as a discontinued operation, and comparative results have been restated to reflect the treatment of the Domestic Appliances business as a discontinued operation, because the sale of the Domestic Appliances business constitutes the discontinuance of a major line of business from the Personal Health segment.

The following table summarizes the results of Domestic Appliances included in the consolidated statements of income as a discontinued operation.

Philips Group

Results of Domestic Appliances

in millions of EUR

	2021	2022	2023
Sales	1,516	6	-
Costs and expenses	(1,322)	(2)	(2)
Income from operations	194	4	(2)
Result on the sale of discontinued operations	3,241	1	(1)
Income before tax	3,435	5	(3)
Income tax benefit (expense)1)	6	(2)	1
Income tax related the sale of discontinued operations	(743)
Results from discontinued operations	2,698	3	(2)
1)The income tax of discontinued operations is calculated based on the separate return method, as if Domestic Appliances was filing its own separate tax returns.

Costs of EUR 64 million incurred in relation to the separation of the Domestic Appliances business in 2021 have been accounted for in continuing operations, because these costs reflect expenses incurred by Royal Philips in the divestment process and are not considered representative of the core business results of the Domestic Appliances business.

On September 1, 2021, the company completed the sale of the Domestic Appliances business and recognized a transaction gain before tax of EUR 3,241 million. Philips received consideration of EUR 4,041 million, which is based on an enterprise value of EUR 3,850 million, increased by an amount of EUR 191 million for closing adjustments related to working capital and net indebtedness. The transaction gain before tax is the net effect of (i) the EUR 4,041 million consideration (ii) less the derecognition of net assets employed of EUR 715 million (iii) less transaction related costs of EUR 16 million, (iv) less the release of cumulative translation losses of EUR 69 million included in Other comprehensive income. The income tax charges related to the divestment process was EUR 743 million, resulting in an after-tax transaction gain of EUR 2,499 million. The income tax charge represents the consolidated tax expense resulting from asset transactions completed as part of the disentanglement of the business in anticipation of its sale, a significant portion of which relates to taxes payable in the Netherlands. In addition, Philips and the buyer entered into a 15-year brand license agreement with future annual payments that represents an estimated net present value of approximately EUR 0.7 billion, which will be received and recognized over time.

Discontinued operations: Other

Certain costs related to other divestments, which were previously reported as discontinued operations, resulted in a net loss of EUR (7) million in 2023, a net gain of EUR 10 million in 2022 and a net gain of EUR 13 million in 2021.

Discontinued operations cash flows

The following table presents the net cash provided by (used for) discontinued operations reported in the Consolidated statements of cash flows.

Net cash provided by (used for) discontinued operations

in millions of EUR

	2021	2022	2023
Net cash provided by (used for) operating activities	85	(27)	123
Net cash provided by (used for) investing activities	3,319	15
Net cash provided by (used for) discontinued operations	3,403	(12)	123

In 2023, net cash provided by discontinued operations was EUR 123 million and consisted primarily of a refund received of one-off advance tax payments related to a previously divested business.

In 2022, net cash used for discontinued operations was EUR (12) million and consisted primarily of cash flows related to the tax claims from a previously divested business.

In 2021, net cash provided for discontinued operations was EUR 3,403 million and consisted primarily of the net cash inflow of EUR 3,319 million from the sale of the Domestic Appliances business on September 1, 2021.

Assets classified as held for sale

As of December 31, 2023, assets held for sale primarily consisted of assets and liabilities directly associated with a business held for sale.

As of December 31, 2022, assets held for sale consists of property, plant and equipment mainly related to the APAC Center Singapore building. The sale was finalized in January 2023.